Horizons USA Managed Risk ETF (USMR)

(a series of Horizons ETF Trust I)

Supplement dated August 7, 2017 to

the Statement of Additional Information (“SAI”) dated February 28, 2017

On August 3, 2017, the Board of Trustees of Horizons ETF I (the “Trust”), on behalf of Horizons USA Managed Risk ETF (the “Fund”), upon the recommendation of the Fund’s adviser, Horizons ETF Management (US) LLC, in an action by written consent, approved the closing and liquidation of the Fund, such liquidation to take place on September 13, 2017 (the “Liquidation Date”).

The last date for authorized participants to create units in the Fund will be September 8, 2017 and the last date to redeem shares will be on or before 4:00 PM EST on September 8, 2017.

The last day of trading for the Fund on the NYSE Arca (the “Cessation Date”) is expected to be September 8, 2017, after which the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all its liabilities, and liquidating and distributing its remaining assets to the shareholders of the Fund.

On or about the Liquidation Date, the Fund shall make to each shareholder of record as of the Cessation Date a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund, in the form of either the cash or cash equivalents into which the portfolio securities of the Fund were converted. The liquidation of the Fund will be a taxable event for shareholders that do not hold shares through tax-advantaged arrangements.

Effective September 13, 2017, all references to the Fund in the Fund’s SAI are hereby removed.

For more information, contact the Fund at 1-844-723-8637.

This Supplement and the existing SAI dated February 28, 2017, provide relevant information for all shareholders and should be retained for future reference. The SAI dated February 28, 2017, has been filed with the Securities and Exchange Commission, and is incorporated by reference.